SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 14, 2003

                          BestNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     001-15482                 86-1006416
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (616) 977-9933

ITEM 5. OTHER EVENTS.

     BestNet Communications Corporation releases its earnings for the 2nd quarter ended February 28, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          Exhibits                           Title
          --------                           -----

             99 Press release, issued by BestNet Communications Corporation Dated April 14, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BestNet Communications Corporation


                                         By: /s/ Robert A. Blanchard
                                             -----------------------------------
                                             Robert A. Blanchard
                                             Chief Executive Officer

                                         By: /s/ Paul H. Jachim
                                             -----------------------------------
                                             Paul H. Jachim
                                             Chief Financial Officer


Date: April 16, 2003